Taxation	12 Months Ended
Dec. 31, 2011
Taxation
Taxation

19. Taxation

a. VAT

PW Network was subject to a 17% VAT for the revenues from online game business in the PRC before August 2009. The Group has adopted the gross presentation for VAT, which is included in revenues and cost of revenues.

Companies that fulfill certain criteria set by the relevant authorities, develop their own software products or online games and have the software product or online game registered with the relevant authorities in the PRC are entitled to a refund of 14% VAT. For relevant periods presented, PW Network met these criteria and therefore was entitled to the 14% refund. The VAT refund was recorded as a reduction of cost of revenues, hence the net VAT amount included in cost of revenues amounted to only 3% of the related revenues. PW Network was also subject to 10% surcharge of VAT payables according to PRC tax law.

Starting from August 2009, the state and local tax authorities approved PW Network to convert from a VAT payer to a business tax payer.

The Group’s sales proceeds to be collected from its online game operation in Japan are subject to consumption tax at a rate of 5%.

b. Business tax

The Group’s subsidiaries and VIEs incorporated in China are subject to a 5% business tax on revenues generated from online game. In addition, the Group’s subsidiaries and VIEs incorporated in China are also subject to certain surcharges on revenues for city construction and education. Business tax and the related surcharges are recognized when the revenue is earned.

According to the applicable tax rules and regulations, revenues generated from software development and relevant technology consulting services, being a technology development business may enjoy business tax exemption.

c. Income taxes

Cayman Islands and British Virgin Islands

Under the current laws of the Cayman Islands and British Virgin Islands, the Company and its subsidiaries in Cayman Islands and British Virgin Islands are not subject to tax on their income or capital gain. Additionally, upon payments of dividends by the Company to its shareholders, no Cayman Islands withholding tax will be imposed.

United States

PW USA, Runic Games and Cryptic Studios are subject to a corporate income tax rate ranging from 15% to 35% at federal level and, in some instance, subject to tax at state level. State tax rates vary by jurisdiction.

Hong Kong

Under the current Hong Kong Inland Revenue Ordinance, the Group’s subsidiaries in Hong Kong are subject to 16.5% income tax on its taxable income generated from operations in Hong Kong. Additionally, payments of dividends by PW Hong Kong to the Company are not subject to any Hong Kong withholding tax.

Malaysia

PW Malaysia engages in offshore licensing activity. It is subject to a fix amount corporate income tax MRT20,000 a year.

Taiwan

The Group’s subsidiary established in Taiwan is subject to 17% corporate income tax rate (taxable income up to TWD120,000 is exempt).

Netherlands

PW Europe in Netherlands engages in intra-group licensing and local sales and marketing. As of January 1, 2011, the standard CIT rate is 25%. A lower rate of 20% applies to up to EUR200,000 of taxable income.

Japan

The total corporate income tax burden (i.e. effective tax rate) is 40.7% for C&C Media and CCO in Japan.

PRC

On March 16, 2007, the National People’s Congress of PRC enacted a new Corporate Income Tax Law (“new CIT law”), under which Foreign Investment Enterprises (“FIEs”) and domestic companies would be subject to CIT at a uniform rate of 25%. There will be a five-year transition period for FIEs, during which FIEs are allowed to continue to enjoy their existing preferential tax treatments. Preferential tax treatments will continue to be granted to entities which conduct businesses in certain encouraged sectors and to entities otherwise classified as “software enterprises” and/or “high and new technology enterprises,” whether FIEs or domestic companies. The new CIT law became effective on January 1, 2008.

Under the new CIT law, enterprises that were established before March 16, 2007 and already enjoyed preferential tax treatments will continue to enjoy them (i) in the case of preferential tax rates, for a period of five years from January 1, 2008, or (ii) in the case of preferential tax exemption or reduction for a specified term, until the expiration of such term.

PW Network has been qualified as “high and new technology enterprise” under the new CIT law from 2008 to 2013 and maintained its “software enterprise” status from 2008 to 2011. PW Network elected to enjoy the preferential tax treatment as the “software enterprise.” Therefore, PW Network was entitled to the tax exemption in 2008 and a 50% income tax reduction to a rate of 12.5% from 2009 to 2011. PW Network will enjoy a preferential tax rate of 15% from 2012 to 2013 as a “high and new technology enterprise.”

PW Software has been qualified as “high and new technology enterprise” from 2008 to 2013. Therefore, PW Software was entitled to the tax exemption in 2008 and 2009 and a 50% reduction of its applicable CIT rate of 15% from 2010 to 2012. PW Software will enjoy a preferential tax rate of 15% in 2013 as a “high and new technology enterprise.”

Shanghai PW Network has been qualified as “software enterprise” status from 2009 to 2011. Shanghai PW Network achieved cumulative taxable income for the year ended December 31, 2009. Shanghai PW Network was entitled to the tax exemption in 2009 and 2010 and would be subject to a 50% income tax reduction to a rate of 12.5% from 2011 to 2013, provided that it continues to be qualified as a “software enterprise” during such period.

PW Digital Software and PW Digital have been qualified as “software enterprise” status in 2010 and 2011. PW Digital Software and PW Digital achieved cumulative taxable income for the year ended December 31, 2010. Therefore, PW Digital Software and PW Digital were entitled to the tax exemption in 2010 and 2011 and would be subject to a 50% income tax reduction to a rate of 12.5% from 2012 to 2014, provided that they continue to be qualified as a “software enterprise” during such period.

Chengdu PW Network has been qualified as “software enterprise” status in 2010 and 2011. It achieved cumulative taxable income for the year 2011. It is entitled tax exemption for 2011 and 2012 followed by 50% income tax reduction to a rate of 12.5% from 2013 to 2015, provided that it continues to be qualified as a “software enterprise” during such period.

Except for PW Network, PW Software, Shanghai PW Network, PW Digital Software, PW Digital and Chengdu PW Network, the Group’s other major China-based subsidiaries and VIEs are subject to a 25% CIT rate.

Withholding tax on undistributed dividends

New CIT law imposes a withholding tax for any dividends to be distributed. All the foreign invested enterprises are subject to the withholding tax from January 1, 2008. According to accounting guidance applicable to undistributed earnings, all undistributed earnings are presumed to be transferred to the parent company and are subject to the withholding taxes. The presumption may be overcome if the Company has sufficient evidence to demonstrate that the undistributed dividends will be re-invested and the remittance of the dividends will be postponed indefinitely.

Pursuant to the new CIT law and the Implementing Rules which became effective on January 1, 2008, dividends generated after January 1, 2008 and payable by a foreign-invested enterprise to its foreign investors will be subject to a 10% withholding tax if the foreign investors are considered as non-resident enterprises. A lower withholding tax rate will be applied if there is a tax treaty arrangement between China and the jurisdiction of the foreign holding companies, such as Hong Kong, which will be taxed at 5%. PW Software, Shanghai PW Software and PW Game Software are invested by immediate foreign holding company in Hong Kong. As a result, dividend declared by the Group’s PRC subsidiaries is subjected to the withholding tax at a rate of 5%. In the fourth quarter of 2008, to fund the Company’s share repurchase program, PW Software decided to declare dividend for the earnings generated in 2008 to its direct parent, PW Hong Kong. As such, a 5% withholding tax of RMB26.0 million was accrued and recorded as deferred tax liabilities as of December 31, 2008.

The Group continued to accrue withholding tax of RMB19,744,931 in the first two quarters of 2009. In the third quarter of 2009, the Board of Directors decided that the Group would not distribute any profit out of PW Software upon the expiration of the 2008 share repurchase program and would retain such profit within PRC to reinvest in its PRC operations indefinitely. Therefore, no withholding income tax was accrued thereafter.

In the third quarter of 2011, the Board of Directors approved a change in the Group’s dividend policy to reflect the Group’s intention to distribute part of the earnings of the Group’s PRC subsidiaries to PW Hong Kong, from time to time, for eventual dividend payments to the Company’s shareholders. As such, a withholding tax of RMB76,380,924 was accrued and recorded as deferred tax liabilities as of December 31, 2011 for all undistributed earnings of the Group’s PRC subsidiaries from July 1, 2009 to December 31, 2011. The Company will continue to accrue and record the withholding income tax for all undistributed earnings earned in the future years under this adjusted dividend policy.

The license fees and royalties received from the Group’s licensees in various jurisdictions outside of the PRC are subject to withholding taxes at rates ranged from 0% to 20%. The Group recognized RMB34,617,375, RMB26,380,188 and RMB20,321,733 as income tax expense related to withholding taxes during the years ended December 31, 2009, 2010 and 2011, respectively.

Components of income taxes

	For the years ended December 31,
	2009		2010		2011
	Overseas Entities	PRC Entities	Overseas Entities	PRC Entities	Overseas Entities	PRC Entities
	RMB	RMB	RMB	RMB	RMB	RMB
Current income tax expense	2,420,685	11,319,861	23,177,519	38,222,762	8,905,442	68,669,388
Deferred income tax (credit) / expense	(3,788,920)	2,743,411	(6,335,583)	7,551,446	(12,408,199)	(164,833)
Foreign withholding tax expense	19,996,289	14,621,086	14,055,414	12,324,774	11,297,575	9,024,158
PRC withholding tax on undistributed earnings	19,744,931	-	-	-	76,380,924	-

Income tax expense	38,372,985	28,684,358	30,897,350	58,098,982	84,175,742	77,528,713

Reconciliation of the difference between PRC statutory income tax rate and the Group’s effective income tax rate for the years ended December 31, 2009, 2010 and 2011 is as follows:

	For the years ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Statutory income tax rate	25%	25%	25%
Effect on tax incentive and holiday	(24.1)%	(17.9)%	(16.0)%
Effect due to tax-exempt entities	(0.2)%	0.1%	0.4%
Change in valuation allowance	0.7%	2.5%	1.3%
Effect of the overseas withholding taxes	3.2%	2.9%	1.8%
Effect of the PRC withholding tax on undistributed earnings	1.8%	0%	6.7%
Effective on permanent difference	(1.3)%	(2.1)%	(0.9)%
Others	1.0%	(0.8)%	(4.1)%

Effective income tax rate	6.1%	9.7%	14.2%

The following table sets forth the computation of the effects of the tax incentive and holidays granted to the subsidiaries and VIEs of the Company for the years ended December 31, 2009, 2010 and 2011, respectively:

	For the years ended December 31,
	2009	2010	2011
	RMB	RMB	RMB
Effect of tax incentive and holiday	265,317,929	164,043,428	182,757,137
Basic net earnings per ordinary share effect	1.05	0.66	0.75

d. Deferred tax assets and deferred tax liabilities

	December 31, 2010	December 31, 2011
	RMB	RMB
Deferred tax assets:
Foreign withholding tax	1,309,990	1,242,505
Net operating loss carryforwards	32,744,011	75,807,559
Current reserves and accruals	8,897,918	9,257,387
Depreciation and amortization	668,776	4,684,389
R&D Credit	-	15,626,769
Others	2,824,941	38,689,870

Total deferred tax assets	46,445,636	145,308,479
Less: Valuation allowance	(34,355,314)	(51,217,697)

Total deferred tax assets net off valuation allowance	12,090,322	94,090,782
Deferred tax liabilities:
PRC withholding tax on undistributed earnings	19,637,071	96,017,995
Intangible assets arisen from business combination	14,140,077	39,851,028
Others	13,260,250	10,795,393

Total deferred tax liabilities	47,037,398	146,664,416

Net deferred tax assets (liabilities)	(34,947,076)	(52,573,634)

The net operating loss carryforwards are resulting from operating losses of some subsidiaries and VIEs of the Group that had losses at their individual entity level.

As of December 31, 2011, the Group’s U.S. subsidiaries, primary Cryptic Studios acquired in August 2011, had federal and state net operating loss carryforwards of approximately RMB61,730,245 and RMB106,696,031, respectively, to offset future taxable income. The federal and state net operating loss carryforwards, if not utilized, will expire beginning in 2030 and 2031, respectively. The Group’s U.S. subsidiaries, primary Cryptic Studios acquired in August 2011, had federal and state R&D credit carryforwards of RMB7,239,051 and RMB9,891,577, respectively, to offset future tax liability. The federal R&D credit, if not utilized, will expire beginning 2030. Federal and California tax laws impose restrictions on the utilization of net operating loss carryforwards in the event of an ownership change, as defined in Section 382 of the Internal Revenue Code. The Company’s ability to utilize its net operating loss carryforwards are subject to limitations under these provisions.

Movement of valuation allowance

	For the years ended December 31,
	2010	2011
	RMB	RMB
Balance at beginning of the year	10,944,625	34,355,314
Current year addition	23,829,975	19,768,409
Current year reversal	(419,286)	(2,906,026)

Balance at end of the year	34,355,314	51,217,697

Valuation allowance is provided against deferred tax assets when the Company determines that it is more likely than not that the deferred tax assets will not be utilized in the future. In making such determination, the Company considered factors including (i) future reversals of existing taxable temporary differences; (ii) future taxable income exclusive of reversing temporary differences and carryforwards; and (iii) tax planning strategies.